UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 4, 2007

Commission File No.	Exact name of each Registrant as specified in its charter, state of incorporation, address of principal executive offices, telephone number	I.R.S. Employer Identification Number
1-8180	TECO ENERGY, INC.	59-2052286
(a Florida corporation) TECO Plaza 702 N. Franklin Street Tampa, Florida 33602 (813) 228-1111
1-5007	TAMPA ELECTRIC COMPANY	59-0475140
(a Florida corporation) TECO Plaza 702 N. Franklin Street Tampa, Florida 33602 (813) 228-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01:	Other Events

See the Tampa Electric Company press release dated October 4, 2007, attached as Exhibit 99.1 and incorporated herein by reference, reporting that Tampa Electric Company no longer plans to meet its 2013 need for baseload generation through the use of integrated gasification combined-cycle technology, or IGCC.

Section 9 – Financial Statements and Exhibits

Item 9.01:	Financial Statements and Exhibits

(d) Exhibits

99.1	Press release dated October 4, 2007, attached as Exhibit 99.1 and incorporated herein by reference, reporting that Tampa Electric Company no longer plans to meet its 2013 need for baseload generation through the use of integrated gasification combined-cycle technology, or IGCC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2007	TECO ENERGY, INC.
(Registrant)

/s/ S.W. CALLAHAN
S.W. CALLAHAN
Vice President-Treasury and Risk Management
(Principal Accounting Officer)

Date: October 4, 2007	TAMPA ELECTRIC COMPANY
(Registrant)

/s/ P. L. BARRINGER
P. L. BARRINGER
Chief Accounting Officer
(Principal Accounting Officer)

EXHIBIT INDEX

99.1	Press release dated October 4, 2007, attached as Exhibit 99.1 and incorporated herein by reference, reporting that Tampa Electric Company no longer plans to meet its 2013 need for baseload generation through the use of integrated gasification combined-cycle technology, or IGCC.